UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2011, at the 2011 annual meeting of shareholders of Orion Energy Systems, Inc. (the “Company”), the shareholders approved an amendment to the Company’s 2004 Stock and Incentive Awards Plan (the “Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the Plan by 1,000,000 shares, contingent upon the Company’s achievement of at least 100% of each of the targeted financial metrics under its bonus program for fiscal 2012. This description of the amendment to the Plan is qualified in its entirety by reference to the full text of the Plan, as amended, which was attached to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 9, 2011 and is incorporated herein by reference.

Item 5.07(a), (b) and (d)        Submission of Matters to a Vote of Security Holders.

On October 26, 2011, the Company held its 2011 annual meeting of shareholders. As of the August 31, 2011 record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting, 22,991,900 shares of common stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 82% of all votes were represented at the annual meeting in person or by proxy. At the annual meeting, the Company’s shareholders voted on the following proposals:

Proposal One: To elect two Class I directors, Michael J. Potts and Elizabeth Gamsky Rich, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2014 annual meeting of shareholders. In accordance with the voting results listed below, the nominees were elected to serve until the 2014 annual meeting.

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	For		Withheld		Broker Non-Votes
Name	Votes	%(1)	Votes	%(1)	Votes	%(1)
Michael J. Potts	12,264,061	98%	264,142	2%	6,370,121	N/A
Elizabeth Gamsky Rich	12,185,198	97%	343,005	3%	6,370,121	N/A

Proposal Two: To conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement. In accordance with the voting results listed below, the Company’s executive compensation as disclosed in the Company’s Definitive Proxy Statement has been approved.

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
For		Against		Abstain		Broker Non-Votes
Votes	%(1)	Votes	%(1)	Votes	%(1)	Votes	%(1)
11,439,947	92%	981,133	8%	107,123	N/A	6,370,121	N/A

Proposal Three: To conduct an advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers. In accordance with the voting results listed below, the Company will conduct an advisory vote on executive compensation every year.

	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000
1 Year		2 Years		3 Years		Abstain		Broker Non-Votes
Votes	%(1)	Votes	%(1)	Votes	%(1)	Votes	%(1)	Votes	%(1)
11,784,191	95%	361,052	3%	307,434	2%	75,525	N/A	0	N/A

Proposal Four: To ratify BDO USA, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2012. In accordance with the voting results listed below, BDO USA, LLP will serve as the independent registered certified public accountants for fiscal 2012.

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
For		Against		Abstain		Broker Non-Votes
Votes	%(1)	Votes	%(1)	Votes	%(1)	Votes	%(1)
18,597,247	99%	214,032	1%	87,045	N/A	0	N/A

Proposal Five: To amend the Company’s Plan to increase the number of shares authorized for issuance thereunder, contingent on the Company’s achievement of certain specified financial objectives for fiscal 2012. In accordance with the voting results listed below, the amendment to the Plan has been approved.

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
For		Against		Abstain		Broker Non-Votes
Votes	%(1)	Votes	%(1)	Votes	%(1)	Votes	%(1)
8,689,677	70%	3,701,283	30%	137,243	N/A	6,370,121	N/A

Proposal Six: To approve the material terms of the performance goals under the Company’s Plan for purposes of qualifying compensation awarded under the Plan as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. In accordance with the voting results listed below, the material terms of the performance goals under the Plan have been approved.

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
For		Against		Abstain		Broker Non-Votes
Votes	%(1)	Votes	%(1)	Votes	%(1)	Votes	%(1)
11,389,503	92%	987,962	8%	150,738	N/A	6,370,121	N/A

(1)	Based on a total of all shares actually voted in person or by proxy at the annual meeting.

Item 9.01	Financial Statements and Exhibits.

(d):

Exhibit 10.1	Orion Energy Systems, Inc. 2004 Stock and Incentive Awards Plan (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 9, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: October 28, 2011	By:	/s/ Neal R. Verfuerth
Neal R. Verfuerth Chief Executive Officer

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